United States
Securities and Exchange Commission
 Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 20, 2006

Endeavour International Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
(State or other jurisdiction of incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

1000 Main, Suite 3300, Houston, Texas		77002
(Address of principal executive offices)		(Zip code)

(713) 307-8700
Registrant’s telephone number, including area code

None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Endeavour International Corporation

ITEM 8.01. Other Events.

Attached as Exhibit 99.1, which is incorporated herein by reference, to this Current Report on Form 8-K is a copy of the Company’s press release dated December 20, 2006.

ITEM 9.01.  Financial Statements and Exhibits.

(d)     Exhibits.

           99.1     Press Release dated December 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

	By:	/s/ Robert L. Thompson

Robert L. Thompson
Chief Accounting Officer

Date: December 20, 2006